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                                                                EXHIBIT 23(b)


                        CONSENT OF INDEPENDENT AUDITORS




The Board of Directors
AmerUs Life Holdings, Inc.:

     We consent to the use of our report incorporated herein by reference.


                                          KPMG Peat Marwick LLP

Des Moines, Iowa
January 31, 1997